SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)          February 16, 2000
                                                  -----------------------------


                              GEORGIA POWER COMPANY
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in its charter)


       Georgia                         1-6468                     58-0257110
-------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)            Identification No.)


                241 Ralph McGill Blvd, NE, Atlanta, Georgia            30308
-------------------------------------------------------------------------------
               (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code        (404)  506-6526
                                                     --------------------------

                                      N/A
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 7.  Financial Statements and Exhibits.


         (c)      Exhibits.

                  23       -    Consent of Arthur Andersen LLP.

                  27       -    Financial Data Schedule.

                  99       -    Audited Financial Statements of Georgia Power
                                Company as of December 31, 1999.




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  GEORGIA POWER COMPANY


                                                   By   /s/Wayne Boston
                                                           Wayne Boston
                                                         Assistant Secretary

Date:    March 2, 2000